Exhibit 99.1
Investor Presentation August 2022

Cautionary Statements

Forward-Looking Statements.

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of federal securities laws. These forward-looking statements are based on the beliefs of the Corporation's management, as well as assumptions made by, and information currently available to, the Corporation's management, and reflect management's current views with respect to certain events that could have an impact on the Corporation's future financial performance. These forward-looking statements relate to expectations concerning matters that are not historical fact, may express "belief," "intention," "expectation," "potential" and similar expressions, and may use the words "believe," "expect," "anticipate," "estimate," "plan," "may," "will," "intend," "should," "could," or similar expressions. These statements are inherently uncertain, and there can be no assurance that the underlying assumptions will prove to be accurate. Actual results could differ materially from those anticipated or implied by such statements. Factors that could have a material adverse effect on the operations and future prospects of the Corporation include, but are not limited to, changes in: (1) interest rates, such as volatility in short-term interest rates or yields on U.S. Treasury bonds and increases or volatility in mortgage interest rates, (2) general business conditions, as well as conditions within the financial markets, (3) general economic conditions, including unemployment levels, inflation rates, supply chain disruptions and slowdowns in economic growth, and also including the economic impacts of the COVID-19 pandemic and the heightened impact it has on many of the risks described herein and in other periodic reports the Corporation files with the Securities and Exchange Commission (SEC), (4) the legislative/regulatory climate, regulatory initiatives with respect to financial institutions, products and services, the Consumer Financial Protection Bureau (CFPB) and the regulatory and enforcement activities of the CFPB, (5) monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, and the effect of these policies on interest rates and business in our markets, (6) the value of securities held in the Corporation's investment portfolios, (7) the quality or composition of the loan portfolios and the value of the collateral securing those loans, (8) the inventory level and pricing of used automobiles, including sales prices of repossessed vehicles, (9) the level of net charge-offs on loans and the adequacy of our allowance for loan losses, (10) the level of indemnification losses related to mortgage loans sold, (11) demand for loan products, (12) deposit flows, (13) the strength of the Corporation's counterparties, (14) competition from both banks and non-banks, including competition in the automobile finance markets, (15) demand for financial services in the Corporation's market area, (16) reliance on third parties for key services, (17) the commercial and residential real estate markets, (18) demand in the secondary residential mortgage loan markets, (19) the Corporation's technology initiatives and other strategic initiatives, (20) the Corporation's branch expansions and consolidations, (21) cyber threats, attacks or events, (22) expansion of C&F Bank's product offerings, and (23) accounting principles, policies and guidelines, and elections by the Corporation thereunder. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. For additional information on risk factors that could affect the forward-looking statements contained herein, see the Corporation's Annual Report on Form 10-K for the year ended December 31, 2021 and other reports filed with the SEC. The Corporation undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Use of Certain Non-GAAP Financial Measures.

The accounting and reporting policies of the Corporation conform to GAAP in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Corporation's financial condition and performance. These include return on average tangible common equity (ROATCE), tangible common equity to tangible assets (TCE/TA), and tangible book value per share. A reconciliation of the non-GAAP financial measures used by the Corporation to evaluate and measure the Corporation's financial condition and performance to the most directly comparable GAAP financial measures is presented in an appendix.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About C&F Financial Corporation.

Additional information regarding the Corporation's products and services, as well as access to its filings with the SEC, are available on the Corporation's website at http://www.cffc.com.

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Our Company

Investment Highlights (as of 06/30/2022) $2.33 Total Assets ($B) $162.0 Market Cap ($mil) • Strong community banking funding base with roots in key markets in Virginia • Regional exposure through elite mortgage banking and consumer finance segments • Diverse lines of business with experienced management teams • Top - tier financial performance • Strong balance sheet and asset quality • Outstanding capital management allows for a quality dividend while maintaining sufficient capital for organic and non - organic growth $1.48 Total Loans, HFI ($B) $2.01 Total Deposits ($B) 1.09% ROAA (YTD ann ) 14.33% ROATCE * (YTD ann ) $47.85 TBV per share * $1.60 Quarterly Dividend per share (annualized) 4 * Non - GAAP financial measure. For non - GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non - GAAP Disclosures” ■ C&F Bank footprint ■ C&F Financial Corporation footprint

Our Executive Leadership • President of C&F Bank • 30+ years in financial services industry including leadership experience with the Virginia Bankers Association and PricewaterhouseCoopers • 25+ years in leadership at C&F Thomas F. Cherry President & CEO C&F Financial Corporation Age: 53 • 20+ years in financial services industry including leadership experience with the financial services group at Yount , Hyde, & Barbour, CPA • 8 years in leadership at C&F Jason E. Long EVP & CFO C&F Financial Corporation Age: 42 • 30+ years in indirect auto lending business including leadership experience with Ally Financial and United Auto Credit • 15+ years in leadership with C&F Finance Company • 5+ years as member of the American Financial Services Association (AFSA) Independent Auto Finance Executives Committee S. Dustin Crone President & CEO C&F Finance Company Age: 54 • 39+ years in mortgage banking business • 26+ years in leadership with C&F Mortgage Corporation and C&F Bank • Started America’s Mortgage Cooperative (AMC) Bryan E. McKernon President & CEO C&F Mortgage Corporation Age: 65 5

Awards 6

Our Vision and Values “It is our aim to be the premier financial services company in the markets we serve.” 7

Lines of Business

Our Lines of Business

Community Banking

C&F Bank provides community banking services at its 30 banking offices and 4 commercial loan offices. These locations provide a wide range of banking services to individuals and businesses.

C&F Wealth Management is a full-service brokerage firm offering a comprehensive range of wealth management services and insurance products through third-party service providers primarily at C&F Bank branch locations.

Mortgage Banking

We conduct mortgage banking activities through C&F Mortgage and its 51%-owned subsidiary, C&F Select LLC. C&F Mortgage provides mortgage loan origination services through 17 locations in Virginia, two in North Carolina, and one each in Maryland, South Carolina, and West Virginia. C&F Select LLC provides mortgage loan origination services through two locations in Richmond, Virginia.

Consumer Finance

We conduct consumer finance activities through C&F Finance. C&F Finance is a regional indirect financing company purchasing automobile, marine and recreational vehicle (RV) retail installment sales contracts throughout Virginia and in portions of Alabama, Colorado, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Maryland, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas, and West Virginia through its office in Richmond, Virginia.

Net Income ($mil) and Contribution by Segment



$18.9
33%
18%
49%
2019
$22.1
31%
44%
25%
2020
$28.7
31%
24%
44%
2021
$15.1
32%
27%
40%
Jun-21
$12.4
34%
13%
67%
Jun-22
Community Banking
Mortgage Banking
Consumer Finance

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Community Banking Community banking segment • Strong community bank franchise led by seasoned community bank leaders • Opened loan production offices in Charlottesville, Fredericksburg, and Hampton Roads over the past 5 years • 30 locations in key Virginia markets • Full - service brokerage firm offering a comprehensive range of wealth management services and insurance products • Diverse loan portfolio and revenue streams • Strong low - cost (0.22% QTD) core deposit base 10 Resi mortgage 21% AD&C 12% CRE 51% C&I 11% Equity Lines 4% Consumer 1% Loan Composition (Jun - 22) 12.7% CAGR $13.1 $16.4 $15.2 $7.3 $8.1 2019 2020 2021 Jun-21 Jun-22 Noninterest Income ($mil) Gain on sale of loans Other income, net Investment services income Service charges on deposit accounts Interchange Income 62% 55% 53% 54% 2019 2020 2021 Jun-22 Loan / Deposit (Bank only, excl PPP) Non - owner occupied CRE was 211% of total risk - based capital as of 03/31/2022 * Excludes Paycheck Protection Program (PPP) loans of $0, $77 million, $18 million, and $1 million as of December 2019, Decem ber 2020, December 2021, and June 2022, respectively $802 $964 $1,024 $1,082 2019 2020 2021 Jun-22 Total Loans, excl PPP * Total Loans, excl PPP

Community banking segment

The footprint includes 8 of the top 10 "non-Northern Virginia" counties in 2022 median household income and 5 of the top 10 in projected population growth through 2027

Richmond Metro

- #1 Deposit Market Share in New Kent and Cumberland counties
- 7 of 8 counties projecting faster population growth than Virginia average
- 4 of 8 counties projecting faster household income growth than Virginia average

Peninsulas

- #1 Deposit Market Share in King William county
- 6 of 10 counties projecting faster population growth than Virginia average

Charlottesville Metro

- Entered the market with a loan production office and de novo branch in 2017
- Projecting faster household income growth than Virginia average

Fredericksburg Metro

- Stafford branch acquired in whole-bank acquisition of Peoples Community Bank in 2020
- Entered Fredericksburg (City) with a loan production office in 2021 with a de novo branch approved to open in 2022
- Projecting faster population growth than Virginia average


Stafford
Downtown Fredericksburg
Coming Soon
King George
Montross
Chesapeake Bay
Charlottesville
VIRGINIA
Warsaw
Mechanicsville
Henrico
Cartersville
Richmond
Sandston
Cumberland
Powhatan
Midlothian
New Kent
West Point
Middlesex
Varina
Chesterfield
Norge
Williamsburg
Chester
Yorktown
Newport News
Hampton

Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. Data aggregated by S&P Global Market Intelligence.
Markets are defined as groupings of the counties in which C&F operates. "Richmond Metro" is defined as New Kent, Chesterfield, Henrico, Powhatan, Cumberland, Hanover, Goochland, and Richmond (City). "Peninsulas" is defined as King William, James City, Middlesex, Westmoreland, Williamsburg (City), King George, Newport News (City), Richmond (County), Hampton (City), and York. "Charlottesville Metro" is defined as Charlottesville (City) and Albemarle. "Fredericksburg Metro" is defined as Fredericksburg (City) and Stafford. The definition of "Non-Northern Virginia" excludes cities and counties including Alexandria, Loudon, Falls Church, Fairfax, Arlington, Alexandria, Prince William, Manassas Park, and Fauqier.

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Mortgage Banking Mortgage banking segment • Strong mortgage banking franchise led by seasoned mortgage banking leaders • Division to provide mortgage loan origination as a service • Originations concentrated in purchase financing reduces business cycle impact • 17 locations in Virginia, two in North Carolina, and one each in Maryland, South Carolina, and West Virginia • All originations sold servicing released 12 86% 88% 76% 48% 64% 57% 82% 14% 12% 24% 52% 36% 43% 18% $712 $643 $944 $1,772 $1,459 $804 $401 2017 2018 2019 2020 2021 Jun-21 Jun-22 Originations ($mil) Purchases Refinancings $13.2 $11.9 $15.7 $35.8 $31.6 $18.1 $8.1 2017 2018 2019 2020 2021 Jun-21 Jun-22 Noninterest Income ($mil) - Mortgage Banking Gain on sale of loans Mortgage banking fee income Mortgage lender services fee income Other income

Mortgage banking segment Lender Solutions is a growing division of C&F’s mortgage banking segment that provides mortgage loan origination as a service to community financial institutions As of June 30, 2022, Lender Solutions active clientele included 16 community financial institutions $ - $ - $0.4 $2.2 $2.5 $1.4 $0.9 2017 2018 2019 2020 2021 Jun-21 Jun-22 Mortgage lender services fee income ($mil) 13

Consumer finance segment Consumer Finance • Unique indirect automobile financing franchise with a regional presence and seasoned management team • Established in 2002 with the acquisition of an indirect, non - prime auto finance company • Over the past several years we have adjusted underwriting criteria, which has resulted in purchasing automobile loan contracts with higher credit scores • Expanded in 2018 to provide Marine/RV loans to prime borrowers • Dealer relationships in Virginia and in portions of Alabama, Colorado, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Maryland, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas and West Virginia. 14 6.96 7.53 6.73 5.92 2019 2020 2021 Jun-22 ALLL (%) - Consumer Finance 13.48 12.65 11.30 9.82 2019 2020 2021 Jun-22 Loan Yield (%) - Consumer Finance 94% 87% 87% 87% 6% 13% 13% 13% $313 $312 $368 $437 2019 2020 2021 Jun-22 Total Loans ($mil) Autos Marine/RV 3.05 1.54 - 0.14 - 0.10 2019 2020 2021 Jun-22 NCO (% of Average Loans)

Financial Highlights

Balance Sheet Total Assets ($ bil ) 14.7% CAGR 19.3% CAGR 13.3% CAGR Total Deposits ($ bil ) Total Loans HFI, excl PPP * ($ bil ) 16 $1.29 $1.75 $1.91 $2.01 2019 2020 2021 Jun-22 $1.66 $2.09 $2.26 $2.33 2019 2020 2021 Jun-22 * Excludes Paycheck Protection Program (PPP) loans of $0, $77 million, $18 million, and $1 million as of December 2019, Decem ber 2020, December 2021, and June 2022, respectively $1.08 $1.24 $1.35 $1.48 2019 2020 2021 Jun-22

Net Interest Margin (NIM)


C&F Financial Corporation
Yield, Cost, and Net Interest Margin (NIM) (%)
6.51
5.52
5.39
4.65
4.67
4.26
4.26
3.93
4.44
4.12
1.06
0.77
0.44
0.35
0.33
2019
2020
2021
Mar-22 QTD
Jun-22 QTD
Cost of Funds
Yield on Earning Assets
NIM

Annualized net interest margin increased for the second quarter of 2022 compared to the first quarter of 2022, due primarily to:

- Growth in loans, especially higher yielding auto loans at the consumer finance segment funded by cash and growth in low-cost deposits
- An increase in market rates that drove increases to the community banking segment's variable rate loan portfolio, cash, and securities portfolio
- A decrease in cost of funds driven by effective management of retail deposit costs and growth in non-time deposits

Loan yield pressures continue at the consumer finance segment as purchases are focused on higher quality loans with lower charge-offs and lower yields.

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Noninterest Income

C&F Financial Corporation

Noninterest Income ($mil)


$31.4
$15.7
$13.1
$54.6
$35.8
$16.4
$49.2
$31.6
$15.2
$26.9
$18.1
$7.3
$12.4
$8.1
$8.1
2019
2020
2021
Jun-21
Jun-22
Community Banking
Mortgage Banking
Consumer Finance
Other and Eliminations *

Decrease in the second quarter of 2022 compared to the second quarter of 2021 due primarily to:

- lower volume of mortgage loan production and mortgage lender services,
- lower margins on sales of mortgage loans and
- unrealized gains/losses related to deferred compensation included in other,

Partially offset by:

- higher income from service charges on deposit accounts and
- debit card interchange activity.

Community Banking

Noninterest Income (% of total) (YTD Jun-22)


Other income, net 20%
Interchange Income 37%
Investment services income 16%
Service charges on deposit accounts 27%

Mortgage Banking

Noninterest Income (% of total) (YTD Jun-22)


Other income 1%
Mortgage lender services fee income 11%
Mortgage banking fee income 22%
Gain on sale of loans 66%

* Includes other income (loss), net recorded at the holding company and elimination of intercompany transactions.

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Return on Average Equity (ROAE) (%) Earnings Earnings per Share (EPS) ($) Return on Average Assets (ROAA) (%) 19 $5.47 $6.06 $7.95 $4.11 $3.49 2019 2020 2021 Jun-21 Jun-22 12.02 12.54 14.77 15.83 12.36 2019 2020 2021 Jun-21 Jun-22 Return on Average Tangible Common Equity (ROATCE) * (%) * Non - GAAP financial measure. For non - GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non - GAAP Disclosures” 13.53 14.92 17.15 18.50 14.33 2019 2020 2021 Jun-21 Jun-22 1.20 1.14 1.34 1.43 1.09 2019 2020 2021 Jun-21 Jun-22

Capital C&F Financial Corporation Capital Ratios (%) C&F Bank Capital Ratios (%) * Non - GAAP financial measure. For non - GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non - GAAP Disclosures” The Corporation’s and the Bank’s actual capital ratios are presented relative to regulatory requirements for the Bank and req uir ements that apply to bank holding companies. 20 14.0 13.8 14.5 14.2 12.8 12.5 13.3 12.9 12.8 12.5 13.3 12.9 10.3 9.6 9.8 9.5 2019 2020 2021 Jun-22 $105.5 $125.9 $130.8 $138.5 $79.2 $94.5 $98.1 $103.9 $59.4 $70.8 $73.6 $77.9 $64.9 $81.4 $88.1 $93.9 2019 2020 2021 Jun-22 $52.2 $58.8 $72.9 $71.7 $61.7 $70.2 $84.7 $84.3 $81.1 $93.5 $108.9 $110.0 $84.8 $93.7 $104.4 $105.3 2019 2020 2021 Jun-22 C&F Financial Corporation Capital over Minimum ($mil) C&F Bank Capital over Prompt Corrective Action (“PCA”) Well - Capitalized ($mil) * 14.9 15.2 15.8 15.5 13.6 12.5 13.0 12.8 11.7 10.9 11.5 11.4 11.1 9.6 9.7 9.5 9.1 8.1 8.2 7.3 2019 2020 2021 Jun-22

Asset Quality Allowance for Loan Losses (ALL) (% of Total Loans) Nonaccruals (% of Total Loans) Net Charge - offs (% of Average Loans) 21 0.19 0.29 0.23 0.01 0.20 0.13 0.10 0.11 0.22 0.25 0.21 0.06 2019 2020 2021 Jun-22 Bank Finance Corporation 1.32 1.46 1.43 1.31 6.96 7.53 6.73 5.92 2.95 2.90 2.85 2.67 2019 2020 2021 Jun-22 Bank Finance Corporation Amendments to ASC 326 (“CECL”) will be effective for the Corporation beginning on January 1, 2023. 3.05 1.54 0.89 0.37 - 0.03 - 0.01 2019 2020 2021 Jun-22 Bank Finance Corporation

Liquidity Objective : Ensure the continuous availability of funds to satisfy the credit needs of our customers and the demands of our depositors, creditors and investors. Additional sources of liquidity available to the Corporation include cash flows from operations, loan payments and payoffs, deposit growth, maturities, calls and sales of securities, the issuance of brokered certificates of deposit and the capacity to borrow additional funds. Management believes that the Corporation maintains overall liquidity sufficient to satisfy its operational requirements and contractual obligations. C&F Financial Corporation Liquidity ($mil) 22 Liquid assets include cash and due from banks, interest - bearing deposits at other banks and nonpledged securities available for sale. The revolving bank line of credit was terminated by C&F voluntarily during 2021. $715 $699 $913 $883 2019 2020 2021 Jun-22 Liquid assets Availability: Unsecured federal funds agreements Availability: Repurchase lines of credit Availability: Borrowings from Federal Home Loan Bank (FHLB) Availability: Borrowings from Federal Reserve Bank (FRB) Availability: Revolving bank line of credit

165 190 802 313 139 502 1,082 437 Cash and Cash Equivalents Securities Loans, HFI, excl PPP (Community Banking) Loans, HFI (Consumer Finance) 2019 2020 2021 Jun-22 Cash and Cash Equivalents 6% Securities 22% Loans, HFS 2% Loans, HFI 63% Non - Earning Assets 7% Assets Composition (% of Total Assets) (Jun - 22) Yield on Earning Assets (%) Growth by Segment ($ mil) 23 6.51 5.39 4.67 4.26 4.44 2019 2020 2021 Mar-22 Jun-22 14.3% CAGR 12.7% CAGR QTD QTD

Resi mortgage 15% AD&C 9% CRE 36% C&I 8% Equity Lines 3% Consumer 29% PPP 0% Loans, HFI Composition (% of Total Loans) (Jun - 22) Yield (%) Growth by Segment ($ mil) 24 7.58 6.18 5.86 5.68 5.75 2019 2020 2021 Mar-22 Jun-22 $181 $124 $327 $105 $52 $327 $0 $226 $134 $555 $118 $42 $445 $1 Resi mortgage AD&C CRE C&I Equity Lines Consumer PPP 2019 2020 2021 Jun-22 23.7% CAGR 13.1% CAGR 9.1% CAGR QTD QTD

U.S. Treasury securities 11% U.S. government agencies and corporations 25% Mortgage - backed securities 39% Obligations of states and political subdivisions 20% Corporate and other debt securities 5% Securities Composition (% of Total Assets) (Jun - 22) Yield (%) Growth by Segment ($ mil) 25 2.89 2.37 1.71 1.70 1.85 2019 2020 2021 Mar-22 Jun-22 $0 $21 $87 $82 $0 $57 $124 $196 $100 $26 U.S. Treasury securities U.S. government agencies and corporations Mortgage-backed securities Obligations of states and political subdivisions Corporate and other debt securities 2019 2020 2021 Jun-22 Weighted average life of the portfolio as of June 30, 2022 was 3.3 years. QTD QTD

Total Deposits 86% Borrowings 3% TruPS 1% Equity 8% Other 2% Funding Composition (% of Total Assets) (Jun - 22) Cost of Funds (%) Growth by Segment ($ mil) 26 1.06 0.77 0.44 0.35 0.33 2019 2020 2021 Mar-22 Jun-22 $1,291 $136 $25 $165 $2,006 $67 $25 $196 Total Deposits Borrowings TruPS Equity 2019 2020 2021 Jun-22 QTD QTD

Deposits Composition (% of Total Deposits) (Jun - 22) Cost of Deposits (%) Growth by Segment ($ mil) 27 Noninterest bearing 31% Savings and interest bearing 50% Time 19% 3.44 1.64 0.90 0.70 0.66 0.75 0.60 0.30 0.23 0.22 2019 2020 2021 Mar-22 Jun-22 Savings and interest bearing Time Total Deposits $297 $572 $422 $623 $1,003 $380 Noninterest bearing Savings and interest bearing Time 2019 2020 2021 Jun-22 34.5% CAGR 25.2% CAGR QTD QTD

Appendix

Acquisitions • Headquartered in Powhatan, VA • $390 million in total assets at announcement • 7 community banking offices • The transaction was completed on October 1, 2013 • Headquartered in Montross, VA • $194 million in total assets at announcement • 5 community banking offices • The transaction was completed on January 1, 2020 • Estimated fair value of loans and deposits acquired of $124 and $172 million, respectively 29

Reconciliation of Non - GAAP Disclosures 30 ($ thousands) 2019 2020 2021 Jun-21 Jun-22 Return on Average Tangible Common Equity Average total equity, as reported 156,810 $ 178,862 $ 197,204 $ 192,718 $ 202,614 $ Average goodwill (14,425) (25,191) (25,191) (25,191) (25,191) Average other intangible assets (1,006) (2,442) (2,127) (2,203) (1,896) Average noncontrolling interest (285) (767) (907) (731) (754) Average tangible common equity 141,094 $ 150,462 $ 168,979 $ 164,593 $ 174,773 $ Net income 18,850 $ 22,424 $ 29,123 $ 15,255 $ 12,518 $ Amortization of intangibles 230 332 314 157 149 Net income attributable to noncontrolling interest 9 (307) (456) (186) $ (147) $ Net income attributable to C&F Financial Corporation 19,089 $ 22,449 $ 28,981 $ 15,226 $ 12,520 $ Annualized return on average tangible common equity 13.53% 14.92% 17.15% 18.50% 14.33%

Reconciliation of Non - GAAP Disclosures 31 ($ thousands, except per share) 2019 2020 2021 Jun-22 Tangible Common Equity (TCE) / Tangible Assets (TA) Total equity, as reported 165,279 $ 194,471 $ 211,024 $ 196,283 $ Goodwill (14,425) (25,191) (25,191) (25,191) Other intangible assets (912) (2,291) (1,977) (1,828) Noncontrolling interest (481) (666) (706) (608) Tangible common equity 149,461 $ 166,323 $ 183,150 $ 168,656 $ Total assets, as reported 1,657,432 $ 2,086,310 $ 2,264,521 $ 2,334,340 $ Goodwill (14,425) (25,191) (25,191) (25,191) Other intangible assets (912) (2,291) (1,977) (1,828) Noncontrolling interest (481) (666) (706) (608) Tangible assets 1,641,614 $ 2,058,162 $ 2,236,647 $ 2,306,713 $ Tangible Common Equity (TCE) / Tangible Assets (TA) 9.10% 8.08% 8.19% 7.31% Tangible Book Value Per Share Equity attributable to C&F Financial Corporation 164,798 $ 193,805 $ 210,318 $ 195,675 $ Less goodwill (14,425) (25,191) (25,191) (25,191) Less other intangible assets (912) (2,291) (1,977) (1,828) Tangible equity attributable to C&F Financial Corporation 149,461 $ 166,323 $ 183,150 $ 168,656 $ Shares outstanding 3,438,126 3,670,301 3,545,554 3,524,385 Book value per share 47.93 $ 52.80 $ 59.32 $ 55.52 $ Tangible book value per share 43.47 $ 45.32 $ 51.66 $ 47.85 $